Sandler O’Neill 2010 East Coast Financial Services Conference November 2010 NASDAQ Global Market: ALNC www.alliancefinancialcorporation.com Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about Alliance Financial Corporation’s (“Alliance” or “ALNC”) future financial condition, operating results, management’s expectations regarding future growth opportunities and business strategy and other statements contained in this presentation that are not historical facts, as well as other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words with similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Alliance’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; (2) the interest rate environment may compress margins and adversely affect net interest income; (3) increases in competitive pressures among financial institutions and businesses offering similar products and services; (4) higher defaults on our loan portfolio than we expect; (5) changes in management’s estimate of the adequacy of the allowance for loan losses; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) difficulties associated with achieving expected future financial results; (8) legislative or regulatory changes, including changes in FDIC assessments, or changes in accounting principles, policies or guidelines;
(9) management’s estimates and projections of interest rates and interest rate policy; and (10) cost savings and accretion to earnings from mergers and acquisitions may not be fully realized or may take longer to realize than expected. Additional factors that could cause actual results to differ materially from those expressed in the forward-
looking statements are discussed in Alliance’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site
(http://www.sec.gov).
Alliance cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Except as required by law, Alliance does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Source Information
Information throughout this presentation whose description includes reference to “SNL” was derived from SNL Financial. Final peer information as of and for the period ended 9/30/10 is based on filings through November 4, 2010.

Snapshot of Alliance Financial
• Consistent internal capital generation through earnings
retention
• Regulatory capital ratios comfortably exceed well-
capitalized thresholds
• Tangible common equity ratio 6.6% at 9/30/10
Capital
• Conservative lending and investing philosophy
• Asset quality metrics superior to peer averages
• Average net charge-offs 2008 – 2010 = 0.50%
• Nonperforming assets 0.63% of total assets at 9/30/10
Asset Quality
• Third consecutive year of record net income in 2009
• 2010 YTD significantly better than peer averages*
• Diverse revenue stream – 30% from non-interest sources
Earnings
• Share price outperformed SNL index of $1B - $5B banks
over 1, 3 and 5 year periods
• Three year total return of 37%
• Five consecutive years of dividend increases
Shareholder Value
* As measured by return on equity vs. SNL banks with assets between $1B - $5B

Summary Statistics – September 30, 2010
Assets: $1.4 Billion
Loans: $901.9 Million
Deposits: $1.1 Billion
Tangible Common Equity: $93.2 Million
Tangible Common Book Value per Share: $19.84
Shares Outstanding: 4,698,737
Banking Offices: 29
Market Capitalization (at November 4, 2010): $146.2 Million

Alliance Bank, N.A.
Experienced and Seasoned Senior Management Team
Title
Age
Years in
Banking
Years with
Alliance
Jack H. Webb President & CEO 58 36 11
John H. Watt, Jr. Executive Vice
President
52 26 7
J. Daniel Mohr Executive Vice
President & CFO
45 14 4
James W. Getman Executive Vice
President & Senior
Loan Officer
62 40 11
Steven G. Cacchio Senior Vice President 46 19 12

Alliance Growth History: Seamless Integrations
Alliance has been successful in complementing organic growth with acquisitions and de-novo expansion.
Acquisitions
• Q4 2006 – Bridge Street Financial Corporation
$252 million fair value of assets acquired
$173 million fair value of deposits assumed
7 Branches
Contiguous to existing footprint
Bridge Street cost reductions exceeded 40%
• Q1 2005 – HSBC Trust Portfolio
$560MM Portfolio of managed assets – Buffalo, NY Office
Non-interest sensitive revenue from HSBC acquisition key to diversification
De-novo expansion
• Onondaga County, NY
2000 to 2006 – Opened 8 branches in the greater Syracuse area

Alliance Investment Management
• Alliance Investment Management, a division of Alliance Bank with trust powers, had
$803.3 million of assets under management at 9/30/10.
• 21 investment and trust professionals managing more than 2,000 client accounts.
• Year to date investment management revenue is $5.4 million. Total 2009 revenue was $7.1 million.
• Non-interest income = 30% of total revenue in 2010.

Norwood
Peterborough
Campbellford
Newburgh
Gananoque
81
Gouverneur
Harrietstown
Saranac Lake
Wilmington
Jay
Stirling
Napanee
Kingston
Clayton
Alexandria Center
Fowler
Fine
Piercefield
Tupper Lake
North Elba
Frankford
South Monaghan
Belleville
Deseronto
Orleans Four Corners
Philadelphia
Pitcairn
Oswegatchie
Elizabethtown
Rice Lake
Trenton
Trent
Chaumont
Evans Mills
Harrisville
Star Lake
Mineville
Brighton
Picton
Calcium
North Wilna
Moriah
Cobourg
Colborne
Hillier
Prince Edward Peninsula
Watertown
Carthage
Long Lake
Port Hope
Sackets Harbor
Henderson
Adams Center
Croghan
Adirondack Park
Schroon Falls
Black
New Bremen
Blue Mountain Lake
Blue Mountain Lake
Lowville
Watson
Inlet
Indian Lake
Ticonderoga
Adams
Olmstedville
Mannsville
Martinsburg
Greig
Adirondack
North Creek
Lake Ontario
Sandy Creek
Lyonsdale
Johnsburg
Chestertown
Pulaski
Richland
Port Leyden
Mountains
Thurman
87
Constableville
Warrensburg
Oswego
Mexico
Boonville
Lake Pleasant
Scriba
Williamstown
Piseco
Lake George
West Leyden
North Hamlin
Hastings
Granby Center
Volney
Camden
Lee Center
East Steuben
Glens Falls
Albion
Greece
Irondequoit
Williamson
Wolcott
Fulton
Vienna
Trenton Falls
Russia
West Glens Falls
North Gates
Ira
Lysander
New
Edinburg
Wilton
Shelby
Walworth
Baldwinsville
East Verona
Rome
Salisbury
Caroga Lake
Greenfield
Rochester
Brighton
Cicero
Bridgeport
Oneida
Kirkland
Utica
Dolgeville
Byron
Riga
Newark
Weedsport
Fairmount
Little Falls
Saratoga Springs
Batavia
Farmington
Manchester Center
Elbridge
Syracuse
Sullivan
Vernon Center
Ilion
Gloversville
Wheatland Center
Herkimer
Johnstown
Milton Center
Ballston Center
South Newstead
Lima
Seneca Falls
Jamesville
Richfield Springs
Fort Plain
East Glenville
Attica
Pavilion
Avon
Canandaigua
Geneva
Waterloo
Auburn
Marietta
Pompey Center
Hamilton
Sharon Center
Amsterdam
Pittstown
Geneseo
Livonia Center
Romulus
New York
Springfield
Schenectady
Cohoes
Warsaw
Benton Center
East Varick
Moravia
Truxton
Lebanon Center
Burlington
Rotterdam
Troy
Aurora
Perry
Mount Morris
Ovid
Ledyard
Homer
Cooperstown
Cobleskill
Loudonville
Springwater
Penn Yan
Milo Center
Groton
Cortland
North Norwich
Pittsfield
Hartwick
Middlefield
Albany
Arcade
Nunda
Wayland
Barrington
Dundee
Covert
Cayuga Heights
Preston Center
East Worcester
Schoharie
Delmar
Dansville
South Dansville
Corners
Norwich
Portlandville
Fultonham
Westerlo
East Greenbush
Houghton
Burns
Reading Center
Ithaca
Oxford
Oneonta
Kortright Center
South Jefferson
Coeymans
Caneadea
Belfast
Wheeler
Urbana
Smithville Center
Unadilla Center
Meredith
Harpersfield
Durham
Franklinville
Hornell
Bath
Watkins Glen
South Danby
Greene
Sidney
Coxsackie
Canisteo
Catharine
Coventry
Hobart
Windham
Stockport
Cuba
Belmont
Alfred
Campbell
South Unadilla
Delhi
Catskill Mountains
Hudson
Claverack
Friendship
Scio
Wellsville
Jasper
Thurston
Corning
Horseheads
Newark Valley
Chenango Bridge
North Colesville
Hamden
Catskill
Wirt
Erwins
Johnson City
Walton
Colchester
Shandaken
Germantown
Saugerties
Independence
Troupsburg
Elmira
Binghamton
Deposit
Upper Red Hook
West Elmira
Endicott
Little
Elkland
Waverly
Sayre
Conklin Center
Hallstead
Hancock
Catskill State Park
Ulster Landing
Genesee
Harrison Valley
Ashokan Reservoir
Westfield
Tioga Junction
Athens
Orwell
Susquehanna
Livingston Manor
Pine Plains
Ulysses
Springfield
Ulster
Montrose
Marbletown
Kingston
Run
Clymer
Mansfield
Fremont Center
Roulette
Coudersport
Troy
Rush
Preston
Gibson
North Branch
Liberty
Rosendale
Hyde Park
Wawarsing
Highland
United States
Fallsburg
Lloyd
Galeton
Wellsboro
Auburn
Clifford
Poughkeepsie
Blossburg
Thompsonville

Alliance Financial Corporation

8 Alliance Bank N.A. Branch Franchise

Deposit Market Share
Syracuse MSA
Rank Bank Total Deposits
(000’s)
Market Share
1 Key $ 2,384,656 21.8%
2 M&T 2,167,251 19.8%
3 HSBC 1,209,694 11.1%
4 Alliance 844,622 7.7%
5 JP Morgan Chase 648,021 5.9%
6 Bank of America 588,197 5.4%
Cortland MSA
Rank Bank Total Deposits
(000’s)
Market Share
1 Alliance $ 243,027 41.3%
2 First Niagara 146,554 24.9%
3 Key 57,447 9.8%
4 HSBC 47,071 8.0%
5 Tompkins Trust 26,617 4.5%
6 M&T 22,737 3.9%
Leading Community Bank in Central New York
Source: SNL Financial

✓

(000's)
Quarterly Net Income
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2006 Q1
Q2
Q3
Q4
2007 Q1
Q2
Q3
Q4
2008 Q1
Q2
Q3
Q4
2009 Q1
Q2
Q3
Q4
2010 Q1
Q2
Q3
Net Income
Tarp Dividend

(000's)
Annual and YTD 9/30 Net Income
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2006
2007
2008
2009
2010 YTD
Net Income
Tarp Dividend

Alliance Financial Corporation

10 Net Income Three-consecutive years of record net income

✓

✓

✓

Net Interest Margin
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
2006
2007
2008
2009
YTD 9/2010
ALNC
SNL Banks $1B - $5B

Non-Interest Income/Operating Revenue
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
2006
2007
2008
2009
YTD 9/2010
ALNC
SNL Banks $1B - $5B

Net Operating Expenses/Average Assets
2.00%
1.50%
1.00%
0.50%
0.00%
2006
2007
2008
2009
YTD 9/2010
ALNC
SNL Banks $1B - $5B

Alliance Financial Corporation

Key Operating Ratios
Strong net interest margin
Diverse revenue stream
Net operating expenses favorable to
peers
Source: SNL Financial
Peer 2010 YTD information based on filings as of November 4, 2010

✓

✓

15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
2005
2006
2007
2008
2009
2010 YTD
Alliance
SNL Banks $1B - $5B

Alliance Financial Corporation

Disciplined community banking philosophy delivers relatively stable return on equity
Performance superior to peer indexes
Core Return on Average Equity
Source: SNL Financial
Peer 2010 YTD information based on filings as of November 4, 2010

$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$0.98 b
$1.27 b
$1.31 b
$1.37 b
$1.42 b
$1.45 b
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2005 2006 2007 2008 2009 2010
Loans & Leases
Securities
Other

Alliance Financial Corporation

13 Total Assets Prudently managed asset growth

✓

✓

(Dollars in Thousands)

	September 30, 2010	
Deposit Type	Amount	% of Total
Residential Mortgage	$ 349,794	38.9%
Owner Occupied CRE	59,859	6.7%
Non-Owner Occupied CRE	45,507	5.1%
Commercial Construction	4,510	0.5%
Commercial and Industrial	116,887	13.0%
Leases, Net	47,451	5.3%
Indirect Auto	183,594	20.4%
Home equity LOC	67,652	7.5%
Consumer	24,233	2.7%
Total	$ 899,487	100.0%

Alliance Financial Corporation

Residential
Mortgage
38.9%
Owner
Occupied
CRE
6.7%
Non-Owner
Occupied
CRE
5.1%
Commercial
Construction
0.5%
Commercial
and
Industrial
13.0%
Leases, Net
5.3%
Indirect Auto
20.4%
Home equity
LOC
7.6%
Consumer
2.6%
Diverse loan portfolio
Emphasis on quality
Loan Portfolio by Type

Asset quality consistently better than peer averages
Reflects disciplined underwriting, low volatility of regional economy and real estate market
Asset Quality
(Dollars in Thousands)
9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010
30 Days past due 9,993 $             7,883 $             6,493 $             5,864 $             6,922 $
60 days past due 2,141 $             2,271 $             867 $                1,263 $             2,894 $
90 days past due and still accruing 127 $                - $                 57 $                   - $                 43 $
Non-accrual 10,084 $           8,582 $             9,532 $             9,679 $             7,749 $
Total non-performing loans and leases 10,211 $           8,582 $             9,589 $             9,679 $             7,792 $
ORE and repossessed assets 340 $                445 $                422 $                603 $                694 $
Total non-performing assets 10,551 $           9,027 $             10,011 $           10,282 $           8,486 $
Non-performing loans/total loans 1.10% 0.94% 1.06% 1.06% 0.87%
Non-performing assets/total assets 0.72% 0.64% 0.69% 0.71% 0.59%
SNL Banks $1B - $5B 4.41% 4.32% 4.31% 4.22% 3.61%
Allowance for credit losses 10,006 $           9,414 $             9,717 $             10,293 $           10,466 $
  Allowance/total loans 1.08% 1.03% 1.07% 1.12% 1.17%
  Allowance/NPL's 98% 110% 101% 106% 134%
SNL Banks $1B - $5B (Allow./NPA's) 37% 39% 40% 41% 46%
Net charge-offs 978 $                2,017 $             792 $                519 $                922 $
Net charge-offs/average loans 0.42% 0.88% 0.35% 0.23% 0.41%
SNL Banks $1B - $5B 2.36% 2.78% 1.76% 1.97% 1.68%
Provision/net charge-offs 115% 71% 138% 211% 119%
SNL Banks $1B - $5B 129% 114% 118% 110% 100%
Source: SNL Financial
Peer 3
rd
Q 2010 information based on filings as of November 4, 2010

✓

✓

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2005 Q4
2006 Q1
Q2
Q3
Q4
2007 Q1
Q2
Q3
Q4
2008 Q1
Q2
Q3
Q4
2009 Q1
Q2
Q3
Q4
2010 Q1
Q2
Q3
Alliance
SNL Banks $1B - $5B

Alliance Financial Corporation

Relatively stable NPA’s
Non-Performing Assets at 1/6
th
of $1B - $5B peer banks
Non-Performing Assets/Total Assets
Source: SNL Financial
Peer 3
rd
Q 2010 information based on filings as of November 4, 2010

✓

✓

- 
- 
-

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$0.74 b
$0.94 b
$0.95 b
$0.94 b
$1.08 b
$1.13 b
Q4 2005
Q1 2006
Q2
Q3
Q4
Q1 2007
Q2
Q3
Q4
Q1 2008
Q2
Q3
Q4
Q1 2009
Q2
Q3
Q4
Q1 2010
Q2
Q3
Transaction Accounts
Time Accounts

Alliance Financial Corporation

Deposits
Five year deposit growth of $386 million via acquisition and organic growth
Strong transaction account growth in past 2 years:
Strong balance sheet and earnings performance
High awareness of Alliance brand
Upgraded treasury management and internet banking platform
(000’s)

(Dollars in Thousands)
September 30, 2010
Deposit Type
Amount % of Total
Noninterest Bearing Demand 175,272 $     15.6%
Interest Bearing Demand 143,976        12.8%
Savings 101,356        9.0%
Money Market 363,847        32.3%
CD's, $100,000 or more 122,639        10.9%
CD's, Less than $100,000 165,191        14.7%
Brokered CD's 52,842          4.7%
Total 1,125,123 $  100.0%
Noninterest
Bearing
Demand
15.6%
Interest
Bearing
Demand
12.8%
Savings
9.0%
Money
Market
32.3%
CD's >=
$100,000
10.9%
CD's <
$100,000
14.7%
Brokered
CD's
4.7%
Growing, diversified deposit base
Incentive programs focused on demand account growth
Deposit Composition

Strong Capital Ratios
6.6%
8.1%
13.1%
14.3%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
TCE/TA Tier 1 Leverage Tier 1 RB Capital Total RB Capital
September 30, 2010
Strong balance sheet supported by ample tangible common equity
Regulatory capital ratios comfortably above well-capitalized thresholds

Year To Date Price Change %
7.0
6.1
14.6
0.0
3.0
6.0
9.0
12.0
15.0
18.0
SNL Mid-Atlantic Banks
SNL Banks $1B-$5B
ALNC

One Year Price Change %
3.9
14.7
45.4
0
10
20
30
40
50
SNL Mid-Atlantic Banks
SNL Banks $1B - $5B
ALNC

Three Year Price Change %
-46.7
-42.5
24.4
-60
-40
-20
0
20
40
SNL Mid-Atlantic Banks
SNL Banks $1B - $5B
ALNC

Five Year Price Change %
-48.0
-52.5
3.7
-60
-40
-20
0
20
SNL Mid-Atlantic Banks
SNL Banks $1B - $5B
ALNC

Alliance Financial Corporation

20 Stock Performance* * As of November 4, 2010 Source: SNL Financial

Dividend Yield %
3.9
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
SNL Mid-Atlantic Banks
SNL Banks $1B - $5B
ALNC

Price/Tangible Book %
156.9
100
110
120
130
140
150
160
SNL Mid-Atlantic Banks
SNL Banks $1B - $5B
ALNC

Price/Earnings Multiple (LTM)
11.8
0
2
4
6
8
10
12
14
16
18
SNL Mid-Atlantic Banks
SNL Banks $1B - $5B
ALNC

Alliance Financial Corporation

21 Stock Price Metrics* * As of November 4, 2010 Source: SNL Financial

Challenges and Opportunities in 2011
Low interest rate environment, difficult credit cycle and costs of increased regulation will weigh on industry earnings generally in 2011.
Our opportunities for continued success:
Capitalize on dislocation of competitive market, particularly in commercial lending
Continued adherence to our long-standing and disciplined credit underwriting
Leverage strength of Alliance brand
Build on existing customer relationships
Competitive electronic banking platform with planned product enhancements in 2011
Strong balance sheet, infrastructure and human capital to support growth organically and via acquisition

• Experienced Management Team
• Disciplined Credit Culture
• Strong Asset Quality, Capital Ratios, and Liquidity
• Strong Earnings Performance; Diversified Revenue Stream
• Emphasis on Core Deposits and Relationship Banking
• Controlled Organic Growth With Continued Opportunity to Exploit Competitive
Market Dislocation
• Leading Community Bank in our Footprint, with Strong Brand Recognition
• Insider Commitment: Substantially all Directors’ Fees Deferred to Purchase Alliance
Common Stock
• Proven Ability to Execute Acquisitions
Why Invest in Alliance Financial Corp.

Sandler O’Neill 2010 East Coast Financial Services Conference November 2010 NASDAQ Global Market: ALNC www.alliancefinancialcorporation.com